UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

The Allied Defense Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11376	04-2281015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 E. Baltimore Street, Suite 2100, Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (410) 385-8155

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

The information under Item 8.01 below is incorporated by reference herein.

ITEM 8.01	Other Events.

On November 13, 2013, the Allied Defense Group, Inc. (“Allied”) posted to its website a letter to its stockholders updating Allied’s progress in implementing its plan of dissolution. The letter includes Allied’s compiled financial statements (unaudited) for the third quarter of 2013. As set forth in the stockholder letter, Allied expects to make an initial distribution to its stockholders by mid-December 2013 in the range of $5.00 to $5.10 per share.

A copy of the stockholder letter, which includes the 2013 third quarter financial statements, is attached hereto as Exhibit 99.1.

ITEM 9.01     Financial Statements and Exhibits.

Exhibit 99.1   Stockholder letter dated November 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLIED DEFENSE GROUP, INC.

	By:	/s/ John G. Meyer, Jr.
Date: November 13, 2013	John G. Meyer, Jr., President and Chief Executive Officer

2